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                                                                   Exhibit 10.36

                     HORIZON MENTAL HEALTH MANAGEMENT, INC.
                                   BONUS PLAN
                                  FISCAL 1997


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Ken Newman:                                $19,000 in cash bonus for each $.01
                                           of earnings per share in excess of
                                           $1.38 that Horizon reports during
                                           fiscal 1997.  The maximum bonus to be
                                           no more than 100% of his average base
                                           salary for fiscal 1997.


Jim McAtee:                                $10,000 in cash bonus for each $.01
                                           of earnings per share in excess of
                                           $1.38 that Horizon reports during
                                           fiscal 1997.  The maximum bonus to be
                                           no more than 60% of his average base
                                           salary for fiscal 1997.


Bob Lefton and Jack DeVaney:               $4,000 in cash bonus for each $.01 of
                                           earnings per share in excess of $1.38
                                           that Horizon reports during fiscal
                                           1997.  The maximum bonus to be no
                                           more than 30% of his average base
                                           salary for fiscal 1997.  An
                                           additional 30% of 1997's average base
                                           salary to begin to be earned pro rata
                                           upon reaching 80% of the budgeted
                                           operating cash flow in their
                                           individual area of responsibility
                                           with the maximum bonus being earned
                                           upon reaching 120% of the budgeted
                                           cash flow.



                                           All bonuses to be paid on the first
                                           regular payroll date following the
                                           receipt of Horizon audited financials
                                           for fiscal 1997.



Gary Kagan:                                $10,000 for each new mental health
                                           management contract signed during
                                           fiscal 1997 in excess of eighteen.
                                           Bonus to be paid upon the opening of
                                           the contract locations.
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